                                                                  EXHIBIT 10.2

                            SECOND AMENDMENT TO THE
                            INVITROGEN CORPORATION
                      1998 EMPLOYEE STOCK PURCHASE PLAN

         Pursuant to Section 22 of the Invitrogen Corporation 1998 Employee Stock Purchase Plan (the "Plan"), said Plan is hereby amended as follows:

         1.  Section 4.1 shall be amended to state in its entirety as follows:

             4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be five hundred fifty thousand (550,000) and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of such Purchase Right shall again be available for issuance under the Plan.

         2. The additional 200,000 shares authorized for issuance under the Plan by this Amendment may only be issued pursuant to Purchase Rights granted after the date on which the stockholders of the Company approve this Amendment.

         IN WITNESS WHEREOF, the undersigned Secretary of Invitrogen Corporation certifies that the foregoing amendment to the 1998 Stock Purchase Plan was duly adopted by the Board of Directors on August 8, 2000.

Date:
     --------------------------


                                       INVITROGEN CORPORATION


                                       By:
                                          -----------------------------

                                       Its: Secretary